Supplement to the

Fidelity® Select Portfolios®

Gold Portfolio

April 29, 2023

Summary Prospectus

Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.

The following information replaces similar information for Gold Portfolio found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.68%A,B

Distribution and/or Service (12b-1) fees	None

Other expenses	0.02%B

Total annual operating expenses	0.70%

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.23% was previously charged under the services agreements.

B Adjusted to reflect current fees.

1 year	$ 72

3 years	$ 224

5 years	$ 390

10 years	$ 871

The following information replaces similar information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Steven Calhoun (Co-Portfolio Manager) has managed the fund since 2018.

Colin Anderson (Co-Portfolio Manager) has managed the fund since 2023.

It is expected that, effective on or about August 25, 2023, Mr. Calhoun will no longer serve as Co-Portfolio Manager for the fund. At that time, Mr. Anderson will assume sole portfolio manager responsibilities.

GOL-SUSTK-0324-104 1.9880368.104	March 1, 2024

Supplement to the

Fidelity® Select Portfolios®

Gold Portfolio Class A, Class M, Class C, Class I, and Class Z

April 29, 2023

Summary Prospectus

Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Class A	Class M	Class C	Class I	Class Z

Management fee	0.72%A,B	0.72%A,B	0.72%A,B	0.71%A,B	0.58%A,B

Distribution and/or Service (12b-1) fees	0.25%	0.50%	1.00%	None	None

Other expenses	0.02%B	0.02%B	0.02%B	0.02%B	0.02%B

Total annual operating expenses	0.99%	1.24%	1.74%	0.73%	0.60%

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.24% for Class A, 0.24% for Class M, 0.24% for Class C, 0.22% for Class I, and 0.08% for Class Z was previously charged under the services agreements.

B Adjusted to reflect current fees.

	Class A		Class M		Class C		Class I		Class Z

	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares

1 year	$670	$670	$472	$472	$277	$177	$75	$75	$61	$61

3 years	$872	$872	$730	$730	$548	$548	$233	$233	$192	$192

5 years	$1,091	$1,091	$1,007	$1,007	$944	$944	$406	$406	$335	$335

10 years	$1,718	$1,718	$1,797	$1,797	$1,853	$1,853	$906	$906	$750	$750

The following information replaces similar information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Steven Calhoun (Co-Portfolio Manager) has managed the fund since 2018.

Colin Anderson (Co-Portfolio Manager) has managed the fund since 2023.

It is expected that, effective on or about August 25, 2023, Mr. Calhoun will no longer serve as Co-Portfolio Manager for the fund. At that time, Mr. Anderson will assume sole portfolio manager responsibilities.

AGLD-SUSTK-0324-108 1.9880377.108	March 1, 2024